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                        Supplement dated August 24, 2000
                        To Prospectus dated May 1, 2000
                   For GE Life & Annuity Separate Account II
                                 P1250CR 10/97

  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this supplement relate to the following sections of your prospectus.


Separate Account II, Changes to Separate Account II (page 18)

The last sentence of the first paragraph is amended to read:

     No substitution or elimination may take place without prior notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Portfolios, Investment Subdivisions (page 25)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursuing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.

Tax Considerations, Tax Status of the Policy (page 55)

In the section regarding Restrictions on the extent to which you can direct the investment of Account Value, please delete the second sentence and replace with:

     The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate Cash Values among the Funds may exceed those limits.

This Supplement should be retained with your Prospectus for future reference.

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                              Richmond, VA  23230